UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
 TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 25, 2007

GTA-IB, LLC

(Exact Name of Registrant as Specified in Its Charter)

Florida	333-120538	05-0546226
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

36750 US 19N., Palm Harbor, Florida 34684

(Address of Principal Executive Offices) (Zip Code)

(727) 942-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Asset Purchase Agreement for the Disposition of Innisbrook Resort and Golf Club

On June 25, 2007, GTA-IB, LLC (the “Company”), the Company’s parent, Golf Trust of America, Inc. (“GTA”), the Parent’s operating partnership, Golf Trust of America, L.P. (“GTA, LP”), and other Company affiliates, GTA-IB Golf Resort, LLC (the “Holding Company”), GTA-IB Condominium, LLC (the “Condo Owner”) and GTA-IB Management, LLC (the “Management Company” and, collectively with the Company, GTA, GTA, LP, the Holding Company and the Condo Owner, the “Seller Entities”) entered into an Asset Purchase Agreement (the “Agreement”) with Salamander Innisbrook Securities, LLC (“SIS”), Salamander Innisbrook Condominium, LLC (“SIC”), and Salamander Innisbrook, LLC (“SI” and together with SIS and SIC, “Buyer”).  The Agreement, among other things, provides for the acquisition by the Buyer of the business (the “Business”) of the Innisbrook Resort and Golf Club (the “Resort”), certain related assets and liabilities and the Holding Company’s equity interest in Golf Host Securities, Inc.  In addition to the assumption of certain liabilities relating to the Resort and the Business, the Agreement provides that the Buyer will pay to the Seller upon the closing of the transactions contemplated by the Agreement (the “Closing”) $35 million in cash, subject to certain adjustments (the “Purchase Price”).  Upon execution of the Agreement, the Buyer deposited in escrow with Stewart Title Guaranty Company cash in the amount of  $3 million as a deposit against the Purchase Price, which is non-refundable to Buyer except as otherwise expressly provided in the Agreement.  The Closing is subject to customary closing conditions and is expected to occur on or abour July 16, 2007.

A copy of the Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The description of the Agreement is qualified in its entirety by the contents thereof.

On June 25, 2007, the Company issued a press release relating to the above, which is included as Exhibit 99.1 to this filing.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

10.1

Asset Purchase Agreement by and among Golf Trust of America, Inc., Golf Trust of America, L.P., GTA-IB, LLC, GTA-IB Golf Resort, LLC, GTA-IB Condominium, LLC, GTA-IB Management, LLC and Salamander Innisbrook Securities, LLC, Salamander Innisbrook Condominium, LLC and Salamander Innisbrook, LLC dated as of June 25, 2007.

99.1	Press Release of Golf Trust of America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTA-IB, LLC
(Registrant)

June 26, 2007	By:	/s/ W. Bradley Blair, II
W. Bradley Blair, II
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Asset Purchase Agreement by and among Golf Trust of America, Inc., Golf Trust of America, L.P., GTA-IB, LLC, GTA-IB Golf Resort, LLC, GTA-IB Condominium, LLC, GTA-IB Management, LLC and Salamander Innisbrook Securities, LLC, Salamander Innisbrook Condominium, LLC and Salamander Innisbrook, LLC dated as of June 25, 2007.

99.1	Press Release of Golf Trust of America, Inc.